                                                                  Exhibit 10.6

                                  ARGAS, INC.
                              A Kansas Corporation






                            STOCK PURCHASE AGREEMENT







                           Effective October 1, 1996

                                  ARGAS, INC.
                              A Kansas Corporation

                            STOCK PURCHASE AGREEMENT

     AGREEMENT made this 29th day of October, 1996, by and between the following:

                    Terry L. Carroll and Violet M. Carroll,
                   husband and wife, of Independence, Kansas;

     (hereinafter referred to as "SELLERS") and

                        United States Exploration, Inc.
                             A Colorado Corporation

     (hereinafter referred to as "BUYER").

     WITNESSETH:

     WHEREAS, SELLERS are the owners and holders of 100 shares of the no par value common stock (the "STOCK") representing one hundred percent (100%) of the issued and outstanding capital stock, of Argas, Inc., A Kansas Corporation (the "CORPORATION"); and

     WHEREAS, SELLERS are willing to sell to BUYER, and BUYER is willing to purchase from SELLERS, the STOCK, all upon the terms and conditions hereinafter set forth;

     NOW, THEREFORE, it is agreed as follows:

                                   ARTICLE I
                                   ---------
                               Sale and Purchase

     1.1  Agreement to Sell and Purchase.  Subject to the terms and conditions
          ------------------------------
of this Agreement, SELLERS agree to sell, and BUYER agrees to purchase and pay for all of the STOCK.

     1.2  Purchase Price.  The purchase price to be paid by BUYER to SELLERS for
          --------------
the STOCK is the sum of :

                 ONE HUNDRED SIXTY THOUSAND AND 00/100 DOLLARS
                 ---------------------------------------------
                                 ($160,000.00)

     1.3  Payment.  The Purchase Price shall be paid in cash or certified funds
          -------
at the time of closing.

     1.4  Effective Time.  This transaction shall be effective for all purposes
          --------------
as of 12:01 a.m., October 1, 1996 (the "Effective Time").

     1.5  Closing.  The consummation of this transaction (the "Closing") shall
          -------
take place on or before October______, 1996 at a mutually agreeable location.

     1.6  Contingencies.  The obligations of the parties to close are contingent
          -------------
upon BUYER'S review and acceptance of the corporate records, statements of financial condition, and federal and state income tax returns of the CORPORATION. If the contingency is unfulfilled, this Agreement shall be terminated and of no further force or effect.

                                   ARTICLE II
                                   ----------
                           Representation of SELLERS

     SELLERS represent to BUYER as follows:

     2.1  Right, Title.  SELLERS have good right, title and authority to enter
          ------------
into this Agreement and to sell the STOCK, free and clear of any lien, claim or encumbrance.

     2.2  Corporate Status, Authority.  The CORPORATION is a Kansas Corporation,
          ---------------------------
in good standing.

     2.3  Capitalization.  The CORPORATION has authorized capital of 10,000
          --------------
shares of common stock, with no par value, of which 100 shares are issued and outstanding. There are no outstanding warrants, options, calls, subscriptions, contracts, rights or other agreements to commitments obligating the CORPORATION or the SELLERS to issue, purchase or sell any shares of capital stock of the CORPORATION, nor are there any securities, debts, obligations or rights outstanding which are convertible into or exchangeable for shares of the capital stock of the CORPORATION.

     2.4  Tax Returns.  The CORPORATION has filed all Federal, State and Local
          -----------
income tax, severance tax, production tax, excise tax, employment tax and ad valorem tax returns due for all prior periods, and there are no taxes, interest or penalties, due from the CORPORATION to any income tax authority except as may be accrued and shown upon the financial statements of the CORPORATION.

     2.5  Financial Statements.  The financial statements of the CORPORATION up
          --------------------
through the statements dated September 30, 1996, shall have been prepared in a consistent manner, in accordance with generally accepted accounting principles, and fairly represent the financial condition of the CORPORATION from a historic standpoint (but without reference to the fair market value of the underlying assets), and without inclusion of the assets and liabilities attendant to the CORPORATION'S interest in the Argas - USX 1996 Joint Venture (hereinafter the "Joint Venture").

     2.6   Joint Venture.  The principle asset of the CORPORATION is its
           -------------
interest in the Joint Venture, and BUYER acknowledges its knowledge and familiarity with the assets and business of such Joint Venture, BUYER being the other member of such Joint Venture.

     2.7   Liabilities.  The liabilities of the CORPORATION include liabilities
           -----------
associated with and attendant to the Joint Venture, which include , without limitation:

     2.7.1 Promissory Note due Citizens National Bank in the amount of $165,00 plus accrued interest as of the Effective Time; and

     2.7.2 Accounts payable for gas purchases and in connection with operation and ownership of the Joint Venture; and

     2.8   Depreciation, Depletion, and Amortization, Adjustments,
           ------------------------------------------------------
Contingencies. The entries appearing on the CORPORATION'S financial statements
-------------
for depreciation, depletion and amortization are subject to final adjustment to conform with generally accepted accounting principles and have no necessary relationship to the actual condition or value of the assets on the

     2.9   Contracts, Commitments and Legal Obligations.  The CORPORATION, and
           --------------------------------------------
     its assets, are not subject as of the Effective Time to any contracts or commitments, except as follows:

     2.9.1 The Current Liabilities and Notes Payable of the CORPORATION, as appear from its financial statements, or as may pertain to CORPORATION, as appear from the Joint Venture.

     2.9.2 Contracts and division orders for the purchase and sale of oil and natural gas from the oil and gas wells and leases which may be owned or operated by the CORPORATION or the Joint Venture, or from which the CORPORATION or the Joint Venture may purchase or sell oil or natural gas.

     2.9.3 The terms and provisions of the oil and gas leases owned by the CORPORATION and the Joint Venture.

     2.9.4 The general duties to comply with all applicable Federal, State and Local laws, statutes, rules and regulations, including, without limitation, those relating to environmental protection and the plugging of wells.

     2.9.5 Numerous past participation and profit sharing agreements with Ronald R. McGinnis and affiliates with respect to a variety of business transactions.

     2.10  Suits, Claims.  There are, to the knowledge of SELLERS, no suits,
           -------------
claims or administrative proceedings pending or threatened against the CORPORATION, except to the extent of claims constituting Liabilities, Contracts, Commitments and Legal Obligations as hereinabove described.

     2.11 Employment.  The CORPORATION is not subject to any collective
          ----------
bargaining agreement or any contract or obligation with any employee, consultant or contractor which would bind the CORPORATION beyond the Effective Time. Further, the CORPORATION does not have in effect any employee benefit plan, retirement plan, pension plan, or other arrangement for the benefit of past or present employees which would bind the CORPORATION subsequent to the Effective Time or with respect to which any unfunded liabilities exists.

     2.12 Officers, Directors, Agents.  SELLERS shall cause all of the officers
          ---------------------------
and directors of the CORPORATION to resign contemporaneously with the Closing. The CORPORATION has no agents or attorneys-in-fact.

     2.13 Prohibitions.  The execution and closing of this Agreement is not in
          ------------
any way prohibited by the CORPORATION'S Articles of Incorporation or Bylaws, or by any contract, covenant, agreement to which SELLERS or the CORPORATION are parties , or by the order of any court or regulatory body by virtue of any judicial or administrative proceedings to which SELLERS to the CORPORATION are a parties.

     2.14 Access.  SELLERS have afforded BUYER complete access to the corporate
          ------
records, financial statements and business records of the CORPORATION, and to the assets of the CORPORATION and the technical files and data pertaining thereto.

     2.15 Title.  SELLERS have no actual knowledge of any adverse claims to the
          -----
CORPORATION'S title to its assets, except as may relate to its Liabilities, Contracts, Commitments and Legal Obligations as hereinabove described.

     2.16 Condition.  SELLERS make no warranty or representation whatsoever as
          ---------
to the fitness, condition, suitability, performance, future performance or environmental compliance of the assets of the CORPORATION or the Joint Venture and BUYER shall purchase the STOCK with the condition of such assets being "AS IS".

                                  ARTICLE III
                                  -----------
                            Representations by BUYER

     3.1  Standing.  BUYER is a Colorado corporation, in good standing.
          --------

     3.2  Authority.  The execution and consummation of this Agreement have been
          ---------
duly authorized by BUYER'S Board of Directors, and the officer executing this Agreement has been duly authorized to do so.

     3.3  Prohibitions.  The execution and closing of this Agreement is not in
          ------------
any way
prohibited by the BUYERS Articles of Incorporation or Bylaws, or by any contract, covenant, agreement to which BUYER is a party, or by the order of any court or regulatory body by virtue of any judicial or administrative proceedings to which BUYER is a party.

     3.4  Diligence in Connection with Inspection, Evaluation.  BUYER, and its
          ---------------------------------------------------
representatives, have had ample opportunity to inspect and evaluate the affairs of the CORPORATION and its assets, and BUYER is making an adequately informed agreement to acquire the STOCK and thereby indirectly the assets "AS IS", without warranty as to fitness, condition, suitability, performance or future performance or environmental compliance.

                                   ARTICLE IV
                                   ----------
                                Other Agreements

     4.1   Release From Liabilities.  As a condition precedent to closing, BUYER
           ------------------------
shall secure an absolute release of SELLERS from any and all liability with respect to the following:

     4.1.1 Note payable to Citizens National Bank with respect to the Joint Venture, including release of SELLERS' guarantees of such note.

     4.1.2 All suits, claims and causes of action as might be made or brought by Ronald R. McGinnis or his affiliates as against SELLERS, directly or derivatively, arising from any past participation or profit sharing arrangement with respect to the business or affairs of Argas, Inc.

     4.2   Tax Matters.  The CORPORATION and its shareholders have previously
           -----------
elected pursuant to Internal Revenue Code Section 1361 to be Taxed as a "S Corporation". The parties acknowledge and agree that the "S Corporation" status shall be terminated as of the Effective Time. BUYER and each of the SELLERS hereby consent pursuant to Internal Revenue Code Section 1362 (e) (3) to the election by the CORPORATION to have items of income, loss, deduction or credit of the CORPORATION for the year 1996 assigned under normal tax accounting rules to the short tax year periods in which such items were realized to incurred. It is specifically agreed and understood, however, that for income tax purposes through September 30, 1996, the parties shall adhere to the specific allocation provisions of the agreement establishing the Joint Venture. At the time of closing, SELLERS and BUYER shall execute separate consents to such election.
The parties shall cooperate in the preparation and filing of federal and state income tax returns for 1996, but SELLERS shall be responsible for the short year return applicable to the S Corporation (up through September 30, 1996) and BUYER shall be responsible for the short year return applicable to the C Corporation (from and after October 1, 1996).

                                   ARTICLE V
                                   ---------
                                Closing Protocol

     5.1   SELLERS' Obligations.  At closing, SELLERS shall deliver, or cause
           --------------------
to be
delivered, to BUYER, the following:

     5.1.1 Certificates for the STOCK, properly endorsed for transfer to BUYER;

     5.1.2 Resignations of the CORPORATION'S officers and directors;

     5.1.3 The corporate records, business records, accounting records, tax returns and records (including all relevant tax basis information-depletion and deprecation schedules and the like), check books, files and documents of the CORPORATION, but SELLERS shall be entitled to retain copies of the same.

     5.2   BUYER'S Obligations.  At closing, BUYER shall deliver, or cause to be
           -------------------
delivered or perform, the following:

     5.2.1 BUYER shall deliver the releases described in Section 4.1, above;

     5.2.2 BUYER shall pay the Purchase Price for the Stock.

                                   ARTICLE VI
                                   ----------
                                 Miscellaneous

     6.1  Survival.  The terms and provisions of this Agreement shall survive
          --------
closing.

     6.2  Notices.  All notices required or permitted to be given under this
          -------
Agreement shall be deemed effective when mailed addressed as follows:

     If To SELLERS:

          Mr. and Mrs. Terry L. Carroll
          2410 Valley High Drive
          Independence, KS 67301

     If To BUYERS:

          United States Exploration, Inc.
          1901 New Street
          Independence , KS 67301
          ATTN: Demetrie D. Carone, President

     6.3  Amendment.  This Agreement may be amended only by written agreement
          ---------
signed by the parties.

     6.4  Integration. This Agreement supersedes all prior discussions,
          -----------
negotiations, understandings and agreements with respect to the subject matter (including, without limitation, grant of option contained in Section 5.1 of Agreement between the parties dated September 17, 1996) and constitutes the entire agreement between the parties with respect to the subject matter.

     6.5  Governing Law.  This Agreement is made, and shall be construed and
          -------------
interpreted in accordance with, the laws of the State of Kansas.

     6.6  Counterparts.  This Agreement may be executed in multiple
          ------------
counterparts, and when so executed shall be deemed as effective as if a single document had been executed by all of the parties hereto.

     6.7  Facsimile Signatures.  The execution of this Agreement by any one or
          ---------------------
more of the parties hereto by means of facsimile or telefax shall be deemed as effective as if originally executed by such party or parties.

     6.8  Binding Effect.  This Agreement shall be binding upon, and shall inure
          --------------
to the benefit of, the parties hereto, their successors and assigns.

     IN WITNESS WHEREOF, this Agreement is executed this 29th day of October, 1996.

          SELLERS                                 BUYER

                                         United States Exploration, Inc.

     /s/ Terry L. Carroll                By: /s/ Demetrie D. Carone
     ----------------------------           --------------------------
         Terry L. Carroll                        Demetrie D. Carone, President


     /s/ Violet M. Carroll
     ----------------------------
         Violet M. Carroll